Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Edward F. Murray, III, WY Secretary of State
FILED: 01/14/2015 12:53 PM
Original ID: 2013-000637562
Amendment ID: 2015-001692363

Statement of Change By Business Entity

1. Name of the business entity:

WindStream Technologies, Inc.

2. Name of current registered agent and physical address of current registered office:

Current Registered Agent: None

Current Registered Office Address: None

3. Name of new registered agent and physical Wyoming address of new registered office (cannot be a PO Box):

New Registered Agent: Vcorp Services, LLC

For consistency the Secretary of State's Office will only keep one version of the agent's name on file.

New Registered Office Address: 1876 Horse Creek Rd, Cheyenne, WY 82009

Registered Agent Mailing Address (if different than above):

4. I hereby certify that the new registered office and the registered agent comply with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

5. The mailing address of my business should be changed to reflect the new registered office address. Yes (No) [circled]

6. The principal address of my business should be changed to reflect the new registered office address. Yes (No) [circled]

7. After the changes are made, the physical address of the registered office and business office of the registered agent will be identical.

Signature: [signature]
(Shall be executed by an authorized individual)

Date: 12/30/2014
(mm/dd/yyyy)

Print Name: Dan Bates

Contact Person: Dan Bates

Title: President / CEO

Daytime Phone: 310-387-7636

Email: dbates@windstreaminc.com

Checklist

- ☐ ***No Filing Fee***
- ☐ The Statement must be accompanied by a written consent to appointment executed by the registered agent.
- ☐ Please submit one **originally signed** document and one exact photocopy of the filing.
- ☐ **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

Received
JAN - 7 2015
Secretary of State
Wyoming

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Vcorp Services, LLC, registered office located at
(name of registered agent)

1876 Horse Creek Rd, Cheyenne, WY 82009 voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for WindStream Technologies, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: [signature] VCORPSERVICES **Date:** 01/12/2015
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: SARAH RAYBURN Daytime Phone: 845-517-3905

Title: Member/Secretary Email: Sarah@vcorpservices.com

Registered Agent Mailing Address
(if different than above):

***If this is a new address, complete the following:**

Previous Registered Office(s): N/A (none)

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: [signature] **Date:** 01/12/2015
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist
☑ Submit one **originally signed** consent to appointment and one exact photocopy.

Max Maxfield, WY Secretary of State
FILED: 11/26/2014 09:18 AM
Global Amendment ID: 5869
Affected Entities: 1

Wyoming Secretar
State Capito.
Cheyenne, WY 82001

Statement of Resignation of Registered Agent

1. This change affects the following entity: Windstream Technologies Inc. (CID: 2013-000637562)

2. Wyoming Corporation Service, Inc. hereby resigns the agency appointment as the registered agent for the above listed company.

3. I hereby Certify that notice of resignation was sent on 10.04.2014 to an officer or controlling member to the last known address for the company 30 days prior to the filing of this document.

4. The resignation is effective immediately upon filing of this statement with the Wyoming Secretary of State.

5. The last known contact information: David Worrell, 205 Oakhill Dr., Brantford, Ontario, Canada N3T SL7.

Date: 11/21/2014

Signature: [signature]

Contact person: Ross M. Bagne

Print Name: Ross M. Bagne
Title: President
(Wyoming Corporation Service, Inc.)

Daytime phone: 221-0597

Email: ross@wynet.net

Received NOV 24 2014

STATE OF WYOMING • SECRETARY OF STATE
MAX MAXFIELD
BUSINESS DIVISION
200 West 24th Street, Cheyenne, WY 82002-0200
Phone 307-777-7311 · Fax 307-777-5339
Website: http://soswy.state.wy.us · Email: business@wyo.gov

Global Amendment Summary

Global Amendment ID: 5869
Amendment Type: RA Resignation
Amendment Date: 11/26/2014 9:18 AM
Copy To Mailing: N
Copy To Principal: N
Affected Entities: 1

Agent Name: Wyoming Corporation Service Inc.
Address: 1005 Country Club Ave
Cheyenne, WY 82001

Field Name	Changed From	Changed To
Registered Agent #	0103596	0000000
Registered Agent Email	ross@wynet.net	No Value
Registered Agent Organization Name	Wyoming Corporation Service Inc.	No Agent
Registered Agent Phone	(307) 221-0597	No Value
Registered Agent Physical Address 1	1005 Country Club Ave	No Office
Registered Agent Physical City	Cheyenne	No Value
Registered Agent Physical County	Laramie	No Value
Registered Agent Physical Postal Code	82001	No Value

SENDER: *COMPLETE THIS SECTION*	*COMPLETE THIS SECTION ON DELIVERY*
■ Complete items 1, 2, and 3. Also complete item 4 if Restricted Delivery is desired. ■ Print your name and address on the reverse so that we can return the card to you. ■ Attach this card to the back of the mailpiece, or on the front if space permits.	A. Signature X Caitlin V Ertel ☐ Agent ☐ Addressee B. Received by (*Printed Name*) Caitlin Ertel C. Date of Delivery 12/01/14
1. Article Addressed to: WindStream Technologies, Inc. 819 Buckeye Street North Vernon, IN 87265	D. Is delivery address different from item 1? ☐ Yes If YES, enter delivery address below: ☐ No
	3. Service Type ☒ Certified Mail® ☐ Priority Mail Express™ ☐ Registered ☐ Return Receipt for Merchandise ☐ Insured Mail ☐ Collect on Delivery
	4. Restricted Delivery? (*Extra Fee*) ☐ Yes

7012 3050 0002 0512 8967

PS Form 3811, July 2013 Domestic Return Receipt

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Max Maxfield, WY Secretary of State
FILED: 03/24/2014 11:26 AM
Original ID: 2013-000637562
Amendment ID: 2014-001597357

Profit Corporation
Articles of Amendment

1. Corporation name:
Windaus Global Energy, Inc.

2. Article(s) FIRST is amended as follows:
The name of this corporation is "WindStream Technologies, Inc."

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 08/31/2013
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

OR

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

For Office Use Only

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

Signature: [signature] **Date:** 03/05/2014 *(mm/dd/yyyy)*

Print Name: Daniel Bates

Title: President, CEO

Contact Person: Daniel Bates

Daytime Phone Number: (316) 387-7636 Email: DBATES@WINDSTREAM-INC.COM

Checklist

- ☐ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☐ The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
- ☐ Please submit one **originally signed** document and one exact photocopy of the filing.

STATE OF WYOMING
Office of the Secretary of State

I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **WindStream Technologies, Inc.**
Old Name: **Windaus Global Energy, Inc.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **24th** day of **March, 2014**

Max Maxfield
Secretary of State

By: Dave Barker

Filed Date: 03/24/2014

Max Maxfield, WY Secretary of State
FILED: 02/05/2013 10:55 AM
Original ID: 2013-000637562
Amendment ID: 2013-001459842

STATE OF WYOMING
Office of the Secretary of Stat

I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **Windaus Global Energy, Inc.**
Old Name: **Bluestar Entertainment Technologies, Inc.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **5th** day of **February**, **2013**.



Filed Date: 02/05/2013

Max Maxfield
Secretary of State

By: Bryci Achter

Max Maxfield, WY Secretary of State
FILED: 02/05/2013 10:16 AM
ID: 2013-000637562

ARTICLES OF CONTINUANCE
OF

BLUESTAR ENTERTAINMENT TECHNOLOGIES, INC.

Bluestar Entertainment Technologies, Inc., a corporation organized under the laws of the British Virgin Islands on May 28, 2008, registration number 1484337, and organized to have perpetual existence under the laws of the British Virgin Islands, hereby files these Articles of Continuance for the purpose of redomiciling as a corporation for profit under the Wyoming Business Corporation Act, and does hereby certify as follows:

FIRST: The name of the corporation shall be Windaus Global Energy, Inc.

SECOND: Its registered agent is Wyoming Corporation Service, Inc., whose address is 1005 Country Club Avenue, Cheyenne, Wyoming 82001.

THIRD: Its principal place of business is 205 Oakhill Drive, Brantford, Ontario, Canada N3T 5L7.

FOURTH: The purpose for which the corporation is formed is to engage in any lawful activity.

FIFTH: The names of the initial member of the Board of Directors shall be David Worrall, with a business address of 205 Oakhill Drive, Brantford, Ontario, Canada N3T 5L7.

SIXTH: The maximum number of shares of all classes which the corporation is authorized to have outstanding is unlimited, all no par value, and shall be comprised of Common Stock and Preferred Stock. The holders of Preferred Stock shall have such preferences, limitations and relative rights as may be determined, prior to the issuance of such shares, by the Board of Directors. Except as may be limited by the preferences, limitations and relative rights of holders of Preferred Stock (to the extent such are permitted by law) the holders of Common Stock shall possess all voting rights and shall be entitled to all dividends and to distribution of the assets of the corporation upon dissolution. The Board of Directors shall also have the right to authorize any special class of Common Stock with such preferences, limitations and relative rights as may be determined, prior to the issuance of such shares, by the Board of Directors. The corporation has issued and outstanding 60,000,000 shares of common stock, no par value, and no outstanding shares of preferred stock.

SEVENTH: The corporation shall have perpetual existence.

EIGHTH: The corporation shall indemnify the officers and directors of the corporation to the fullest extent permitted by Sections 17-16-851 and 17-16-856 of the Wyoming Business Corporation Act (the "Act"). This Article SEVENTH is intended to obligate the corporation in advance to indemnify as provided in Section 17-16-858 of the Act, as such Section or other Sections named herein are renumbered or codified from time to time

Received
FEB - 5 2013
Secretary of State
Wyoming

NINTH: The corporation reserves the right to amend these articles of incorporation at any time.

TENTH. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder who signs the consent and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

ELEVENTH. The corporation accepts the constitution of the State of Wyoming, in accordance with Article 10, Section 5 of said constiution.

Dated this 4th day of February, 2013.

Kimberly Peterson, Incorporator

STATE OF CALIFORNIA }
} ss.
COUNTY OF ORANGE }

On February 4, 2013 before me, MARYANNE SCARPONI, NOTARY PUBLIC, personally appeared Kimberly Peterson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OR PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature (Seal)

MARY ANNE SCARPONI
COMM...1937180
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. May 19, 2015

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Wyoming Corporation Service, Inc., registered office located at
(name of registered agent)

1005 Country Club Ave.
Cheyenne, WY 82001

voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Windaus Global Energy, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: Ross M. Bagne **Date:** 1/31/2013
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Ross M. Bagne Daytime Phone: (307) 221-0597

Title: President Email: ross@wynet.net

Registered Agent Mailing Address
(if different than above):

***If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist
☐ Submit one **originally signed** consent to appointment and one exact photocopy.

Virtual Integrated Registry Regulatory General Information Netwo

BRITISH VIRGIN ISLANDS
FINANCIAL SERVICES COMMISSION
Vigilance Integrity Accountability

Notice of Continuation out of the Virgin Islands (Discont

BVI Company No.:	1484337
Company Name:	Bluestar Entertainment Technologies, Inc.
Name under which company is continued: *	WINDAUS GLOBAL ENERGY, INC.
Name of continuing jurisdiction: *	WYOMING
Date of continuation: *	

Attachment: (attach one of the following two options)

Certified copy of the certificate of continuation: (In English) Browse...

Certified copy of the certificate of continuation: (Foreign Language)

OR

Other document evidencing continuation: (In English) Browse...

Other document evidencing continuation: (Foreign Language)

Agent: HARNEYS CORPORATE SERVICES LTD.
Craigmuir Chambers
Road Town
Tortola

VIRGIN ISLANDS, BRITISH

Additional Request

S/ No.	Document Type	Quantity
[redacted]		

MEMORANDUM OF RESOLUTIONS ADOPTED
BY
THE BOARD OF DIRECTORS OF
BLUESTAR ENTERTAINMENT TECHNOLOGIES, INC.

The undersigned, constituting the sole director of Bluestar Entertainment Technologies, Inc., a corporation organized under the laws of the British Virgin Islands, held under the authority of Regulation 10.7, hereby sets forth a memorandum of the resolutions duly adopted by the Board of Directors as of December 12, 2012:

WHEREAS, the Board of Directors deems it to be in the best interests of the Corporation to redomicile into the state of Wyoming, and in connection therewith, change the name of the Corporation.

NOW THEREFORE, it is RESOLVED, that the Corporation redomicile in Wyoming by causing to be executed and delivered Articles of Continuance with the state of Wyoming, changing the name of the Corporation to Windaus Global Energy, Inc.

I certify that the foregoing is true and correct.

____
David Worrall

NO: 1484337

British Virgin Islands
BVI Business Companies Act, 2004

Amended and Restated
Memorandum of Association
and
Articles of Association
of

Bluestar Entertainment Technologies, Inc.

A COMPANY LIMITED BY SHARES

Incorporated [illegible] May 2008
Amended and Restated on 16 May 2011
Amended and Restated on 9 December 2011

HARNEYS CORPORATE SERVICES LIMITED
Craigmuir Chambers
Road Town
Tortola
British Virgin Islands

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

Bluestar Entertainment Technologies, Inc.

A COMPANY LIMITED BY SHARES

1. DEFINITIONS AND INTERPRETATION

1.1 In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

"Act" means the BVI Business Companies Act, 2004 (No. 16 of 2004) and includes the regulations made under the Act;

"Articles" means the attached Articles of Association of the Company;

"Chairman of the Board" has the meaning specified in Regulation 12;

"Distribution" in relation to a distribution by the Company to a Shareholder means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Shareholder, or the incurring of a debt to or for the benefit of a Shareholder, in relation to Shares held by a Shareholder, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a dividend;

"Eligible Person" means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

"Memorandum" means this Memorandum of Association of the Company;

"Registrar" means the Registrar of Corporate Affairs appointed under section 229 of the Act;

"Resolution of Directors" means either:

(a) a resolution approved at a duly convened and constituted meeting of directors of the Company or of a committee of directors of the Company by the affirmative vote of a majority of the directors present at the meeting who voted except that where a director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(b) a resolution consented to in writing by all directors or by all members of a committee of directors of the Company, as the case may be;

"**Resolution of Shareholders**" means either:

(a) a resolution approved at a duly convened and constituted meeting of the Shareholders of the Company by the affirmative vote of a majority of in excess of 50% of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted; or

(b) a resolution consented to in writing by a majority of in excess of 50% of the votes of Shares entitled to vote thereon;

"**Seal**" means any seal which has been duly adopted as the common seal of the Company;

"**Securities**" means Shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire Shares or debt obligations;

"**Share**" means a share issued or to be issued by the Company;

"**Shareholder**" means an Eligible Person whose name is entered in the register of members of the Company as the holder of one or more Shares or fractional Shares;

"**Treasury Share**" means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled; and

"**written**" or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and "in writing" shall be construed accordingly.

1.2 In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a) a "**Regulation**" is a reference to a regulation of the Articles;

(b) a "Clause" is a reference to a clause of the Memorandum;

(c) voting by Shareholders is a reference to the casting of the votes attached to the Shares held by the Shareholder voting;

(d) the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended or, in the case of the Act any re-enactment thereof; and

(e) the singular includes the plural and vice versa.

1.3 Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and the Articles unless otherwise defined herein.

1.4 Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and the Articles.

2. NAME

The name of the Company is **Bluestar Entertainment Technologies, Inc.**

3. STATUS

The Company is a company limited by shares.

4. REGISTERED OFFICE AND REGISTERED AGENT

4.1 The first registered office of the Company is at Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.

4.2 The first registered agent of the Company is Harneys Corporate Services Limited of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands.

4.3 The Company may by Resolution of Shareholders or by Resolution of Directors change the location of its registered office or change its registered agent.

4.4 Any change of registered office or registered agent will take effect on the registration by the Registrar of a notice of the change filed by the existing registered agent or a legal practitioner in the British Virgin Islands acting on behalf of the Company.

5. CAPACITY AND POWERS

5.1 Subject to the Act and any other British Virgin Islands legislation, the Company has, irrespective of corporate benefit:

(a) full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b) for the purposes of paragraph (a), full rights, powers and privileges.

5.2 For the purposes of section 9(4) of the Act, there are no limitations on the business that the Company may carry on.

6. NUMBER AND CLASSES OF SHARES

6.1 The Company is authorised to issue an unlimited number of common shares and an unlimited number of preferred shares of no par value.

6.2 The Company may issue fractional Shares and a fractional Share shall have the corresponding fractional rights, obligations and liabilities of a whole Share of the same class or series of Shares.

6.3 Shares may be issued in one or more series of Shares as the directors may by Resolution of Directors determine from time to time.

7. RIGHTS OF SHARES

7.1 Each Share in the Company confers upon the Shareholder:

(a) the right to one vote at a meeting of the Shareholders or on any Resolution of Shareholders;

(b) the right to an equal share in any dividend paid by the Company; and

(c) the right to an equal share in the distribution of the surplus assets of the Company on its liquidation.

7.2 The Company may by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 3 of the Articles.

8. VARIATION OF RIGHTS

If at any time the Shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than 50% of the issued Shares in that class.

9. RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking *pari passu* therewith.

10. REGISTERED SHARES

10.1 The Company shall issue registered Shares only.

10.2 The Company is not authorised to issue bearer Shares, convert registered Shares to bearer Shares or exchange registered Shares for bearer Shares.

11. TRANSFER OF SHARES

11.1 The Company shall, on receipt of an instrument of transfer complying with Sub-Regulation 6.1 of the Articles, enter the name of the transferee of a Share in the register of members unless the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in a Resolution of Directors.

11.2 The directors may not resolve to refuse or delay the transfer of a Share unless the Shareholder has failed to pay an amount due in respect of the Share.

12. AMENDMENT OF THE MEMORANDUM AND THE ARTICLES

12.1 Subject to Clause 8, the Company may amend the Memorandum or the Articles by Resolution of Shareholders or by Resolution of Directors, save that no amendment may be made by Resolution of Directors:

(a) to restrict the rights or powers of the Shareholders to amend the Memorandum or the Articles;

(b) to change the percentage of Shareholders required to pass a Resolution of Shareholders to amend the Memorandum or the Articles;

(c) in circumstances where the Memorandum or the Articles cannot be amended by the Shareholders; or

(d) to Clauses 7, 8, 9 or this Clause 12.

12.2 Any amendment of the Memorandum or the Articles will take effect on the registration by the Registrar of a notice of amendment, or restated Memorandum and Articles, filed by the registered agent.

Signed for HARNEYS CORPORATE SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands on 28 May, 2008:

Incorporator

Sgd. Andrew Swapp

....

Andrew Swapp
Authorised Signatory
HARNEYS CORPORATE SERVICES LIMITED

[This page has been intentionally left blank]

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

Bluestar Entertainment Technologies, Inc.

A COMPANY LIMITED BY SHARES

1. REGISTERED SHARES

1.1 Every Shareholder is entitled to a certificate signed by a director or officer of the Company, or any other person authorised by Resolution of Directors, or under the Seal specifying the number of Shares held by him and the signature of the director, officer or authorised person and the Seal may be facsimiles.

1.2 Any Shareholder receiving a certificate shall indemnify and hold the Company and its directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by Resolution of Directors.

1.3 If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

2. SHARES

2.1 Shares and other Securities may be issued at such times, to such Eligible Persons, for such consideration and on such terms as the directors may by Resolution of Directors determine.

2.2 Section 46 of the Act (Pre-emptive rights) does not apply to the Company.

2.3 A Share may be issued for consideration in any form, including money, a promissory note, or other written obligation to contribute money or property, real property, personal property (including goodwill and know-how), services rendered or a contract for future services.

2.4 No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a) the amount to be credited for the issue of the Shares;

(b) the determination of the directors of the reasonable present cash value of the non-money consideration for the issue; and

(c) that, in the opinion of the directors, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.5 The Company shall keep a register (the "**register of members**") containing:

(a) the names and addresses of the Eligible Persons who hold Shares;

(b) the number of each class and series of Shares held by each Shareholder;

(c) the date on which the name of each Shareholder was entered in the register of members; and

(d) the date on which any Eligible Person ceased to be a Shareholder.

2.6 The register of members may be in any such form as the directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the directors otherwise determine, the magnetic, electronic or other data storage form shall be the original register of members.

2.7 A Share is deemed to be issued when the name of the Shareholder is entered in the register of members.

3. REDEMPTION OF SHARES AND TREASURY SHARES

3.1 The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of Shareholders whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without their consent.

3.2 The Company may only offer to purchase, redeem or otherwise acquire Shares if the Resolution of Directors authorising the purchase, redemption or other acquisition contains a statement that the directors are satisfied, on reasonable grounds, that immediately after the acquisition the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

3.3 Sections 60 (*Process for acquisition of own shares*), 61 (*Offer to one or more shareholders*) and 62 (*Shares redeemed otherwise than at the option of company*) of the Act shall not apply to the Company.

3.4 Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50% of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

3.5 All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

3.6 Treasury Shares may be transferred by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and the Articles) as the Company may by Resolution of Directors determine.

3.7 Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50% of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

4. MORTGAGES AND CHARGES OF SHARES

4.1 Shareholders may mortgage or charge their Shares.

4.2 There shall be entered in the register of members at the written request of the Shareholder:

(a) a statement that the Shares held by him are mortgaged or charged;

(b) the name of the mortgagee or chargee; and

(c) the date on which the particulars specified in subparagraphs (a) and (b) are entered in the register of members.

4.3 Where particulars of a mortgage or charge are entered in the register of members, such particulars may be cancelled:

(a) with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b) upon evidence satisfactory to the directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the directors shall consider necessary or desirable.

4.4 Whilst particulars of a mortgage or charge over Shares are entered in the register of members pursuant to this Regulation:

(a) no transfer of any Share the subject of those particulars shall be effected;

(b) the Company may not purchase, redeem or otherwise acquire any such Share; and

(c) no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

5. FORFEITURE

5.1 Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note, other written obligation to contribute money or property or a contract for future services are deemed to be not fully paid.

5.2 A written notice of call specifying the date for payment to be made shall be served on the Shareholder who defaults in making payment in respect of the Shares.

5.3 The written notice of call referred to in Sub-Regulation 5.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

5.4 Where a written notice of call has been issued pursuant to Sub-Regulation 5.3 and the requirements of the notice have not been complied with, the directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

5.5 The Company is under no obligation to refund any moneys to the Shareholder whose Shares have been cancelled pursuant to Sub-Regulation 5.4 and that Shareholder shall be discharged from any further obligation to the Company.

6. TRANSFER OF SHARES

6.1 Shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration.

6.2 The transfer of a Share is effective when the name of the transferee is entered on the register of members.

6.3 If the directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a) to accept such evidence of the transfer of Shares as they consider appropriate; and

(b) that the transferee's name should be entered in the register of members notwithstanding the absence of the instrument of transfer.

6.4 Subject to the Memorandum, the personal representative of a deceased Shareholder may transfer a Share even though the personal representative is not a Shareholder at the time of the transfer.

7. MEETINGS AND CONSENTS OF SHAREHOLDERS

7.1 Any director of the Company may convene meetings of the Shareholders at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable.

7.2 Upon the written request of Shareholders entitled to exercise 30% or more of the voting rights in respect of the matter for which the meeting is requested the directors shall convene a meeting of Shareholders.

7.3 The director convening a meeting shall give not less than 7 days' notice of a meeting of Shareholders to:

(a) those Shareholders whose names on the date the notice is given appear as Shareholders in the register of members of the Company and are entitled to vote at the meeting; and

(b) the other directors.

7.4 The director convening a meeting of Shareholders may fix as the record date for determining those Shareholders that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice, being a date not earlier than the date of the notice.

7.5 A meeting of Shareholders held in contravention of the requirement to give notice is valid if Shareholders holding at least 90% of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Shareholder at the meeting shall constitute waiver in relation to all the Shares which that Shareholder holds.

7.6 The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Shareholder or another director, or the fact that a Shareholder or another director has not received notice, does not invalidate the meeting.

7.7 A Shareholder may be represented at a meeting of Shareholders by a proxy who may speak and vote on behalf of the Shareholder.

7.8 The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote. The notice of the meeting may specify an alternative or additional place or time at which the proxy shall be presented.

7.9 The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Shareholder appointing the proxy.

> Solarte Hotel Corporation
>
> I/We being a Shareholder of the above Company HEREBY APPOINT .... of .... or failing him .... of .... to be my/our proxy to vote for me/us at the meeting of Shareholders to be held on the ...... day of ...., 20...... and at any adjournment thereof.
>
> (Any restrictions on voting to be inserted here.)
>
> Signed this ...... day of ...., 20......
>
> ....
> Shareholder

7.10 The following applies where Shares are jointly owned:

(a) if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Shareholders and may speak as a Shareholder;

(b) if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c) if two or more of the joint owners are present in person or by proxy they must vote as one.

7.11 A Shareholder shall be deemed to be present at a meeting of Shareholders if he participates by telephone or other electronic means and all Shareholders participating in the meeting are able to hear each other.

7.12 A meeting of Shareholders is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50% of the votes of the Shares entitled to vote on Resolutions of Shareholders to be considered at the meeting. A quorum may comprise a single Shareholder or proxy and then such person may pass a Resolution of Shareholders and a certificate signed by such person accompanied where such person be a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Shareholders.

7.13 If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place or to such other time and place as the directors may determine, and if at the

adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

7.14 At every meeting of Shareholders, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Shareholders present shall choose one of their number to be the chairman. If the Shareholders are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Shareholder or representative of a Shareholder present shall take the chair.

7.15 The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

7.16 At any meeting of the Shareholders the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Shareholder present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

7.17 Subject to the specific provisions contained in this Regulation for the appointment of representatives of Eligible Persons other than individuals the right of any individual to speak for or represent a Shareholder shall be determined by the law of the jurisdiction where, and by the documents by which, the Eligible Person is constituted or derives its existence. In case of doubt, the directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any Shareholder or the Company.

7.18 Any Eligible Person other than an individual which is a Shareholder may by resolution of its directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Shareholders or of any class of Shareholders, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Shareholder which he represents as that Shareholder could exercise if it were an individual.

7.19 The chairman of any meeting at which a vote is cast by proxy or on behalf of any Eligible Person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Eligible Person shall be disregarded.

7.20 Directors of the Company may attend and speak at any meeting of Shareholders and at any separate meeting of the holders of any class or series of Shares.

7.21 An action that may be taken by the Shareholders at a meeting may also be taken by a resolution consented to in writing, without the need for any notice, but if any Resolution of Shareholders is adopted otherwise than by the unanimous written consent of all Shareholders, a copy of such resolution shall forthwith be sent to all Shareholders not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Shareholders. If the consent is in

one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Shareholders holding a sufficient number of votes of Shares to constitute a Resolution of Shareholders have consented to the resolution by signed counterparts.

8. DIRECTORS

8.1 The first directors of the Company shall be appointed by the first registered agent within 6 months of the date of incorporation of the Company; and thereafter, the directors shall be elected by Resolution of Shareholders or by Resolution of Directors.

8.2 No person shall be appointed as a director, or nominated as a reserve director, of the Company unless he has consented in writing to be a director or to be nominated as a reserve director.

8.3 Subject to Sub-Regulation 8.1, the minimum number of directors shall be one and there shall be no maximum number.

8.4 Each director holds office for the term, if any, fixed by the Resolution of Shareholders or the Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a director, the director serves indefinitely until his earlier death, resignation or removal.

8.5 A director may be removed from office,

(a) with or without cause, by Resolution of Shareholders passed at a meeting of Shareholders called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by at least 75% of the Shareholders of the Company entitled to vote; or

(b) with cause, by Resolution of Directors passed at a meeting of directors called for the purpose of removing the director or for purposes including the removal of the director.

8.6 A director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company or from such later date as may be specified in the notice. A director shall resign forthwith as a director if he is, or becomes, disqualified from acting as a director under the Act.

8.7 The directors may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors. Where the directors appoint a person as director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a director ceased to hold office.

8.8 A vacancy in relation to directors occurs if a director dies or otherwise ceases to hold office prior to the expiration of his term of office.

8.9 Where the Company only has one Shareholder who is an individual and that Shareholder is also the sole director of the Company, the sole Shareholder/director may, by instrument in writing, nominate a person who is not disqualified from being a director of the Company as a reserve director of the Company to act in the place of the sole director in the event of his death.

8.10 The nomination of a person as a reserve director of the Company ceases to have effect if:

(a) before the death of the sole Shareholder/director who nominated him,

(i) he resigns as reserve director, or

(ii) the sole Shareholder/director revokes the nomination in writing; or

(b) the sole Shareholder/director who nominated him ceases to be able to be the sole Shareholder/director of the Company for any reason other than his death.

8.11 The Company shall keep a register of directors containing:

(a) the names and addresses of the persons who are directors of the Company or who have been nominated as reserve directors of the Company;

(b) the date on which each person whose name is entered in the register was appointed as a director, or nominated as a reserve director, of the Company;

(c) the date on which each person named as a director ceased to be a director of the Company;

(d) the date on which the nomination of any person nominated as a reserve director ceased to have effect; and

(e) such other information as may be prescribed by the Act.

8.12 The register of directors may be kept in any such form as the directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of directors.

8.13 The directors may, by Resolution of Directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.

8.14 A director is not required to hold a Share as a qualification to office.

9. POWERS OF DIRECTORS

9.1 The business and affairs of the Company shall be managed by, or under the direction or supervision of, the directors of the Company. The directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Shareholders.

9.2 Each director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the director believes to be the best interests of the Company.

9.3 If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

9.4 Any director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the directors, with respect to the signing of consents or otherwise.

9.5 The continuing directors may act notwithstanding any vacancy in their body.

9.6 The directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

9.7 All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

9.8 For the purposes of Section 175 (*Disposition of assets*) of the Act, the directors may by Resolution of Directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

10. PROCEEDINGS OF DIRECTORS

10.1 Any one director of the Company may call a meeting of the directors by sending a written notice to each other director.

10.2 The directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the directors may determine to be necessary or desirable.

10.3 A director is deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

10.4 A director shall be given not less than 3 days' notice of meetings of directors, but a meeting of directors held without 3 days' notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

10.5 A director may by a written instrument appoint an alternate who need not be a director and the alternate shall be entitled to attend meetings in the absence of the director who appointed him and to vote in place of the director until the appointment lapses or is terminated.

10.6 A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of directors, unless there are only 2 directors in which case the quorum is 2.

10.7 If the Company has only one director the provisions herein contained for meetings of directors do not apply and such sole director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Shareholders. In lieu of minutes of a meeting the sole director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

10.8 At meetings of directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the directors present shall choose one of their number to be chairman of the meeting.

10.9 An action that may be taken by the directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of directors consented to in writing by all directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

11. COMMITTEES

11.1 The directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

11.2 The directors have no power to delegate to a committee of directors any of the following powers:

(a) to amend the Memorandum or the Articles;

(b) to designate committees of directors;

(c) to delegate powers to a committee of directors;

(d) to appoint or remove directors;

(e) to appoint or remove an agent;

(f) to approve a plan of merger, consolidation or arrangement;

(g) to make a declaration of solvency or to approve a liquidation plan; or

(h) to make a determination that immediately after a proposed Distribution the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

11.3 Sub-Regulation 11.2(b) and (c) do not prevent a committee of directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

11.4 The meetings and proceedings of each committee of directors consisting of 2 or more directors shall be governed *mutatis mutandis* by the provisions of the Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

11.5 Where the directors delegate their powers to a committee of directors they remain responsible for the exercise of that power by the committee, unless they believed on reasonable grounds at all times before the exercise of the power that the committee would exercise the power in conformity with the duties imposed on directors of the Company under the Act.

12. OFFICERS AND AGENTS

12.1 The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a president and one or more vice-presidents, secretaries and treasurers and such other officers as may

from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

12.2 The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board to preside at meetings of directors and Shareholders, the president to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the president but otherwise to perform such duties as may be delegated to them by the president, the secretaries to maintain the register of members, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

12.3 The emoluments of all officers shall be fixed by Resolution of Directors.

12.4 The officers of the Company shall hold office until their successors are duly appointed, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

12.5 The directors may, by Resolution of Directors, appoint any person, including a person who is a director, to be an agent of the Company.

12.6 An agent of the Company shall have such powers and authority of the directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the following:

(a) to amend the Memorandum or the Articles;

(b) to change the registered office or agent;

(c) to designate committees of directors;

(d) to delegate powers to a committee of directors;

(e) to appoint or remove directors;

(f) to appoint or remove an agent;

(g) to fix emoluments of directors;

(h) to approve a plan of merger, consolidation or arrangement;

(i) to make a declaration of solvency or to approve a liquidation plan;

(j) to make a determination that immediately after a proposed Distribution the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due; or

(k) to authorise the Company to continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands.

12.7 The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

12.8 The directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

13. CONFLICT OF INTERESTS

13.1 A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other directors of the Company.

13.2 For the purposes of Sub-Regulation 13.1, a disclosure to all other directors to the effect that a director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry into the transaction or disclosure of the interest, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

13.3 A director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a) vote on a matter relating to the transaction;

(b) attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and

(c) sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction,

and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

14. INDEMNIFICATION

14.1 Subject to the limitations hereinafter provided the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company; or

(b) is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise.

14.2 The indemnity in Sub-Regulation 14.1 only applies if the person acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.

14.3 For the purposes of Sub-Regulation 14.2, a director acts in the best interests of the Company if he acts in the best interests of

(a) the Company's holding company; or

(b) a Shareholder or Shareholders of the Company;

in either case, in the circumstances specified in Sub-Regulation 9.3 or the Act, as the case may be.

14.4 The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

14.5 The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a *nolle prosequi* does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

14.6 Expenses, including legal fees, incurred by a director in defending any legal, administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the director is not entitled to be indemnified by the Company in accordance with Sub-Regulation 14.1.

14.7 Expenses, including legal fees, incurred by a former director in defending any legal, administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the former director to repay the amount if it shall ultimately be determined that the former director is not entitled to be indemnified by the Company in accordance with Sub-Regulation 14.1 and upon such terms and conditions, if any, as the Company deems appropriate.

14.8 The indemnification and advancement of expenses provided by, or granted pursuant to, this section is not exclusive of any other rights to which the person seeking indemnification or advancement of expenses may be entitled under any agreement, Resolution of Shareholders, resolution of disinterested directors or otherwise, both as to acting in the person's official capacity and as to acting in another capacity while serving as a director of the Company.

14.9 If a person referred to in Sub-Regulation 14.1 has been successful in defence of any proceedings referred to in Sub-Regulation 14.1, the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

14.10 The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

15. RECORDS

15.1 The Company shall keep the following documents at the office of its registered agent:

(a) the Memorandum and the Articles;

(b) the register of members, or a copy of the register of members;

(c) the register of directors, or a copy of the register of directors; and

(d) copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

15.2 Until the directors determine otherwise by Resolution of Directors the Company shall keep the original register of members and original register of directors at the office of its registered agent.

15.3 If the Company maintains only a copy of the register of members or a copy of the register of directors at the office of its registered agent, it shall:

(a) within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b) provide the registered agent with a written record of the physical address of the place or places at which the original register of members or the original register of directors is kept.

15.4 The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the directors may determine:

(a) minutes of meetings and Resolutions of Shareholders and classes of Shareholders; and

(b) minutes of meetings and Resolutions of Directors and committees of directors.

15.5 Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

15.6 The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act, 2001 (No. 5 of 2001) as from time to time amended or re-enacted.

16. REGISTER OF CHARGES

The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a) the date of creation of the charge;

(b) a short description of the liability secured by the charge;

(c) a short description of the property charged;

(d) the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e) unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f) details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

19.7 The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Shareholders or otherwise given to Shareholders and shall state in a written report whether or not:

(a) in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b) all the information and explanations required by the auditors have been obtained.

19.8 The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Shareholders at which the accounts are laid before the Company or shall be otherwise given to the Shareholders.

19.9 Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

19.10 The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Shareholders at which the Company's profit and loss account and balance sheet are to be presented.

20. NOTICES

20.1 Any notice, information or written statement to be given by the Company to Shareholders may be given by personal service or by mail addressed to each Shareholder at the address shown in the register of members.

20.2 Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

20.3 Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

21. VOLUNTARY LIQUIDATION

The Company may by Resolution of Shareholders or by Resolution of Directors appoint a voluntary liquidator.

22. CONTINUATION

The Company may by Resolution of Shareholders or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

Signed for HARNEYS CORPORATE SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands on 28 May, 2008:

Incorporator

Sgd. Andrew Swapp

....

Andrew Swapp
Authorised Signatory
HARNEYS CORPORATE SERVICES LIMITED


REGISTRAR OF CORPORATE AFFAIRS
FSC
BVI FINANCIAL SERVICES COMMISSION

STATE OF WYOMING
Office of the Secretary of State

I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that

Bluestar Entertainment Technologies, Inc.

an entity originally organized under the laws of Virgin Islands, British on May 28, 2008, did on February 5, 2013 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of State of Wyoming.

I further certify that **Bluestar Entertainment Technologies, Inc.** renounced its jurisdiction of formation and is now formed under the laws of the State of Wyoming in accordance with Wyoming statutes.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **5th** day of **February**, **2013**.


GREAT SEAL OF THE STATE OF WYOMING

Filed Date: 02/05/2013

Secretary of State

By: Bryci Achter

17. SEAL

The Company shall have a Seal an impression of which shall be kept at the office of the registered agent of the Company. The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The directors may provide for a facsimile of the Seal and of the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

18. DISTRIBUTIONS BY WAY OF DIVIDEND

18.1 The directors of the Company may, by Resolution of Directors, authorise a Distribution by way of dividend at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the Distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

18.2 Dividends may be paid in money, shares or other property.

18.3 Notice of any dividend that may have been declared shall be given to each Shareholder as specified in Sub-Regulation 20.1 and all dividends unclaimed for 3 years after having been declared may be forfeited by Resolution of Directors for the benefit of the Company.

18.4 No dividend shall bear interest as against the Company and no dividend shall be paid on Treasury Shares.

19. ACCOUNTS AND AUDIT

19.1 The Company shall keep records that are sufficient to show and explain the Company's transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

19.2 The Company may by Resolution of Shareholders call for the directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

19.3 The Company may by Resolution of Shareholders call for the accounts to be examined by auditors.

19.4 The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by Resolution of Shareholders or by Resolution of Directors.

19.5 The auditors may be Shareholders, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.

19.6 The remuneration of the auditors of the Company may be fixed by Resolution of Directors.